UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2013 (September 9, 2013)

SPRINT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-04721	46-117005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas		66251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Base Indenture and Supplemental Indentures

On September 11, 2013, Sprint Corporation (the “Company”) issued and sold $2.25 billion aggregate principal amount of 7.250% Notes due 2021 (the “2021 Notes”) and $4.25 billion aggregate principal amount of 7.875% Notes due 2023 (the “2023 Notes” and, together with the 2021 Notes, the “Notes”), each of which is guaranteed on a senior unsecured basis by Sprint Communications, Inc. (“Sprint Communications”). The Company offered and sold the Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (the “Securities Act”). The initial purchasers then resold the Notes pursuant to exemptions from registration under the Securities Act, including Rule 144A and Regulation S. The Company relied on these exemptions from registration based in part on representations made by the initial purchasers in the purchase agreement relating to the issuance and sale of the Notes.

Interest on the Notes is payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2014. The Notes were issued pursuant to an indenture, dated as of September 11, 2013 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented (i) in the case of the 2021 Notes, by the first supplemental indenture, dated as of September 11, 2013 (the “2021 Notes Supplemental Indenture”), among the Company, Sprint Communications and the Trustee (the Base Indenture, as supplemented by the 2021 Supplemental Indenture, is referred to herein as the “2021 Notes Indenture”), and (ii) in the case of the 2023 Notes, by the second supplemental indenture, dated as of September 11, 2013 (the “2023 Notes Supplemental Indenture”), among the Company, Sprint Communications and the Trustee (the Base Indenture, as supplemented by the 2023 Supplemental Indenture, is referred to herein as the “2023 Notes Indenture”).

The 2021 Notes Indenture and the 2023 Notes Indenture provide for customary events of default, including nonpayment, failure to comply with covenants or other agreements and the Sprint Communications guarantee being disaffirmed or being found unenforceable or invalid, except in accordance with the terms of the respective indentures. If any such event of default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the outstanding Notes of that series may declare all amounts under such Notes to be due and payable immediately. In addition, the Notes will become automatically accelerated upon the occurrence of certain bankruptcy events relating to the Company or Sprint Communications.

The 2021 Notes Indenture and the 2023 Notes Indenture contain covenants that limit the Company’s ability to sell all or substantially all of its assets or to merge or consolidate with or into other companies and provide that the Company and certain of its subsidiaries may not grant liens to other creditors, unless the Notes are secured by liens on an equal and ratable basis to those granted to such other creditors. In addition, if a Change of Control Triggering Event (as that term is defined in the 2021 Notes Indenture and the 2023 Notes Indenture) occurs prior to the Company being rated “investment grade” by the applicable rating agencies, the holders of Notes will have the right, subject to certain conditions, to require the Company to repurchase their Notes at a purchase price equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, as of the date of repurchase.

The 2021 Notes will mature on September 15, 2021 and the 2023 Notes will mature on September 15, 2023. The Company, at its option, may redeem either issue of the Notes at any time in whole or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable treasury rate plus 50 basis points. The Company will also pay the accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

The preceding description of the Base Indenture, the 2021 Notes Supplemental Indenture and the 2023 Notes Supplemental Indenture is a summary and is qualified in its entirety by the Base Indenture, the 2021 Notes Supplemental Indenture and the 2023 Notes Supplemental Indenture, which are filed as exhibits hereto and incorporated by reference herein.

Registration Rights Agreements

In connection with the issuance of the Notes, the Company, Sprint Communications and J.P. Morgan Securities LLC, as representative of the initial purchasers of the Notes, entered into a registration rights agreement with respect to each series of Notes, each dated September 11, 2013 (together, the “Registration Rights Agreements”). The Registration Rights Agreements require the Company and Sprint Communications to use their reasonable best efforts to cause an offer to exchange the Notes for new issues of substantially identical exchange notes registered under the Securities Act to be completed within 540 days after the closing date of the offering. If, under certain circumstances, the exchange offers cannot be completed, the Company and Sprint Communications may be required to file a shelf registration statement to cover resales of the Notes. If the Company and Sprint Communications do not comply with certain covenants set forth in the Registration Rights Agreements, the Company must pay additional interest to holders of the Notes.

The Company has various relationships with the initial purchasers. Certain of the initial purchasers and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates. In addition, certain of the initial purchasers or their respective affiliates have a lending relationship with the Company. These agents and lenders, or their respective affiliates, have received, and may in the future receive, customary fees and expenses for those services.

The preceding description of the Registration Rights Agreements is a summary and is qualified in its entirety by the Registration Rights Agreements, which are filed as exhibits hereto and incorporated by reference herein.

Company Guarantees

Contemporaneously with the closing of the Notes offering, the Company entered into the (i) eighth supplemental indenture, dated as of September 11, 2013, among the Company, Sprint Communications and the Trustee (the “Sprint Communications Supplemental Indenture”) and (ii) third supplemental indenture, dated as of September 11, 2013, among the Company, Sprint Capital Corporation (“Sprint Capital”), Sprint Communications and the Trustee (together with the Sprint Communications Supplemental Indenture, the “Company Guarantee Supplemental Indentures”). The Company Guarantee Supplemental Indentures, as applicable, provide that the Company will fully and unconditionally guarantee on a senior unsecured basis the outstanding securities issuances of Sprint Communications pursuant to the indenture, dated as of November 20, 2006, between Sprint Communications and the Trustee and of Sprint Capital pursuant to the indenture, dated as of October 1, 1998, among Sprint Capital, Sprint Communications and the Trustee.

Also contemporaneously with the closing of the Notes offering, the Company fully and unconditionally guaranteed on a senior unsecured basis the outstanding securities issuances of Sprint Communications pursuant to the indenture, dated as of March 1, 1983, between Sprint Communications and the Trustee, and has also previously guaranteed the outstanding securities issuance of iPCS, Inc.

The preceding description of the Company Guarantee Supplemental Indentures is a summary and is qualified in its entirety by the Company Guarantee Supplemental Indentures, which are filed as exhibits hereto and incorporated by reference herein.

Credit Agreement Waiver

As previously disclosed, the Notes issuance may result in a default of the quarterly leverage compliance test under Sprint Communications’ credit facilities at September 30, 2013 unless Sprint Communications is able to timely receive waivers from its lenders, reduce its outstanding indebtedness or otherwise eliminate its need to comply with Sprint Communications’ credit facilities covenants. On September 9, 2013, Sprint Communications entered into a waiver (the “Credit Agreement Waiver”) to the Credit Agreement, dated as of February 28, 2013, by and among Sprint Communications, JPMorgan Chase Bank, N.A., as administrative agent, CitiBank, N.A., as syndication agent, and the lenders named therein (the “Credit Agreement”), pursuant to which the counterparties thereto agreed, among other things, to waive until December 31, 2013 any default or event of default, as applicable, of the quarterly leverage compliance test in the Credit Agreement that may otherwise result from the issuance of the Notes. On September 10, 2013, Sprint Communications also entered into a similar waiver under its Export Development Canada loan agreement (the “EDC Waiver”). The Company has commenced discussions with the lenders under the secured equipment facility to receive a similar waiver and believes it can reach an agreement with these lenders, however, there can be no assurances that such waiver will be obtained.

The preceding description of the Credit Agreement Waiver is a summary and is qualified in its entirety by the Credit Agreement Waiver, which is filed as an exhibit hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Matters.

On September 11, 2013, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and hereby incorporated by reference herein, announcing the closing of its private placement of the Notes and entry into the Credit Agreement Waiver and the EDC Waiver.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of September 11, 2013, between Sprint Corporation and The Bank of New York Mellon Trust Company, N.A.

4.2	First Supplemental Indenture, dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.3	Second Supplemental Indenture, dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.4	Eighth Supplemental Indenture, dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.5	Third Supplemental Indenture, dated as of September 11, 2013, among Sprint Corporation, Sprint Capital Corporation, Sprint Communications, Inc. and The Bank of New York Mellon Trust Company, N.A.

10.1	2021 Notes Registration Rights Agreement, dated September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. and J.P. Morgan Securities LLC as representative of the initial purchasers

10.2	2023 Notes Registration Rights Agreement, dated September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. and J.P. Morgan Securities LLC as representative of the initial purchasers

10.3	Waiver to Credit Agreement, dated as of September 9, 2013, by and among Sprint Communications, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent and Lender, and the lenders party thereto

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

By:	/s/ Stefan K. Schnopp
Name: Stefan K. Schnopp
Title: Assistant Secretary

Date: September 11, 2013

Exhibit Number	Description

4.1	Indenture, dated as of September 11, 2013, between Sprint Corporation and The Bank of New York Mellon Trust Company, N.A.

4.2	First Supplemental Indenture, dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.3	Second Supplemental Indenture, dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.4	Eighth Supplemental Indenture, dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.5	Third Supplemental Indenture, dated as of September 11, 2013, among Sprint Corporation, Sprint Capital Corporation, Sprint Communications, Inc. and The Bank of New York Mellon Trust Company, N.A.

10.1	2021 Notes Registration Rights Agreement, dated September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. and J.P. Morgan Securities LLC as representative of the initial purchasers

10.2	2023 Notes Registration Rights Agreement, dated September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. and J.P. Morgan Securities LLC as representative of the initial purchasers

10.3	Waiver to Credit Agreement, dated as of September 9, 2013, by and among Sprint Communications, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent and Lender, and the lenders party thereto

99.1	Press release